EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,314,124 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,029,375,677
Aggregate Outstanding Principal Balance – Treasury Bill	$141,940,436
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.79%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$887,435,241
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.21%
Number of Borrowers	35,072
Average Outstanding Principal Balance Per Borrower	$29,350
Number of Loans	59,101
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,532
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,645
Weighted Average Remaining Term to Scheduled Maturity	205 months
Weighted Average Annual Interest Rate	6.11%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$109,283	*
3.01% to 3.50%	1,037	13,074,191	1.3%
3.51% to 4.00%	1,722	36,717,100	3.6
4.01% to 4.50%	10,579	135,400,534	13.2
4.51% to 5.00%	16,366	241,145,142	23.4
5.01% to 5.50%	2,829	50,927,150	4.9
5.51% to 6.00%	2,524	44,468,581	4.3
6.01% to 6.50%	4,365	77,119,017	7.5
6.51% to 7.00%	7,386	130,805,736	12.7
7.01% to 7.50%	1,794	37,933,238	3.7
7.51% to 8.00%	3,936	90,625,893	8.8
8.01% to 8.50%	4,431	106,805,570	10.4
Equal to or greater than 8.51%	2,130	64,244,242	6.2

Total	59,101	$1,029,375,677	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,231	$11,587,830	1.1%
$5,000.00-$ 9,999.99	5,741	41,204,637	4.0
$10,000.00-$14,999.99	4,653	58,809,146	5.7
$15,000.00-$19,999.99	3,959	68,702,096	6.7
$20,000.00-$24,999.99	2,862	63,845,107	6.2
$25,000.00-$29,999.99	2,219	60,880,329	5.9
$30,000.00-$34,999.99	1,895	61,431,812	6.0
$35,000.00-$39,999.99	1,558	58,227,125	5.7
$40,000.00-$44,999.99	1,162	49,344,709	4.8
$45,000.00-$49,999.99	990	47,018,511	4.6
$50,000.00-$54,999.99	769	40,290,754	3.9
$55,000.00-$59,999.99	691	39,710,525	3.9
$60,000.00-$64,999.99	597	37,302,092	3.6
$65,000.00-$69,999.99	521	35,077,973	3.4
$70,000.00-$74,999.99	430	31,128,946	3.0
$75,000.00-$79,999.99	372	28,795,566	2.8
$80,000.00-$84,999.99	309	25,533,202	2.5
$85,000.00-$89,999.99	260	22,756,800	2.2
$90,000.00-$94,999.99	237	21,894,770	2.1
$95,000.00-$99,999.99	178	17,342,990	1.7
$100,000.00 and above	1,438	208,490,754	20.3
Total	35,072	$1,029,375,677	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	54,822	$923,532,492	89.7%
31-60 days	1,649	37,114,365	3.6
61-90 days	756	18,788,521	1.8
91-120 days	481	12,444,189	1.2
121-150 days	299	7,598,643	0.7
151-180 days	269	8,137,050	0.8
181-210 days	189	5,211,949	0.5
Greater than 210 days	636	16,548,468	1.6

Total	59,101	$1,029,375,677	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	69	$24,891	*
4 to12	266	321,615	*
13 to 24	613	1,434,578	0.1%
25 to 36	1,425	3,564,142	0.3
37 to 48	1,002	5,093,818	0.5
49 to 60	2,135	10,944,567	1.1
61 to 72	6,293	26,682,250	2.6
73 to 84	2,036	13,625,506	1.3
85 to 96	1,978	15,943,685	1.5
97 to 108	1,747	17,396,241	1.7
109 to 120	3,196	32,553,621	3.2
121 to 132	8,601	101,899,591	9.9
133 to 144	3,012	50,774,337	4.9
145 to 156	2,057	34,210,870	3.3
157 to 168	1,836	31,315,704	3.0
169 to 180	2,566	47,285,734	4.6
181 to 192	4,755	84,197,289	8.2
193 to 204	1,760	36,540,757	3.5
205 to 216	1,391	32,179,087	3.1
217 to 228	1,199	32,279,965	3.1
229 to 240	1,755	51,872,222	5.0
241 to 252	3,693	115,840,363	11.3
253 to 264	1,171	42,699,602	4.1
265 to 276	895	36,797,488	3.6
277 to 288	735	31,753,162	3.1
289 to 300	907	41,360,868	4.0
301 to 312	647	34,277,263	3.3
313 to 324	327	19,205,417	1.9
325 to 336	240	15,663,563	1.5
337 to 348	209	14,040,743	1.4
349 to 360	271	21,203,008	2.1
361 and above	314	26,393,732	2.6

Total	59,101	$1,029,375,677	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	4,330	$99,289,141	9.6%
Forbearance	3,344	93,975,960	9.1
Repayment
First year in repayment	1,042	37,276,120	3.6
Second year in repayment	913	32,462,155	3.2
Third year in repayment	1,127	33,034,729	3.2
More than 3 years in repayment	48,345	733,337,571	71.2

Total	59,101	$1,029,375,677	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 91.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.2	-	240.4
Forbearance	-	4.5	252.8
Repayment	-	-	194.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $99,289,141 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $39,965,479 or approximately 40.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	445	$8,923,476	0.9%
Alaska	82	1,174,840	0.1
Arizona	1,147	21,177,440	2.1
Arkansas	353	6,286,808	0.6
California	6,778	129,451,259	12.6
Colorado	941	14,231,414	1.4
Connecticut	887	14,037,339	1.4
Delaware	142	2,705,508	0.3
District of Columbia	280	5,482,668	0.5
Florida	3,261	68,666,361	6.7
Georgia	2,104	44,185,499	4.3
Hawaii	153	2,525,545	0.2
Idaho	199	3,199,229	0.3
Illinois	2,970	46,714,356	4.5
Indiana	890	12,175,984	1.2
Iowa	396	6,070,936	0.6
Kansas	982	14,463,520	1.4
Kentucky	408	7,551,484	0.7
Louisiana	1,559	27,635,509	2.7
Maine	157	2,881,749	0.3
Maryland	1,580	31,777,190	3.1
Massachusetts	1,954	26,988,526	2.6
Michigan	1,556	28,740,046	2.8
Minnesota	1,048	15,704,119	1.5
Mississippi	511	8,953,709	0.9
Missouri	1,401	23,122,908	2.2
Montana	86	1,691,960	0.2
Nebraska	117	1,816,198	0.2
Nevada	424	7,862,426	0.8
New Hampshire	241	3,900,186	0.4
New Jersey	1,578	28,363,637	2.8
New Mexico	202	3,416,892	0.3
New York	4,423	74,816,980	7.3
North Carolina	1,476	24,595,600	2.4
North Dakota	28	353,850	*
Ohio	283	5,322,563	0.5
Oklahoma	1,469	23,766,648	2.3
Oregon	1,214	19,960,517	1.9
Pennsylvania	2,111	35,624,653	3.5
Rhode Island	145	2,960,349	0.3
South Carolina	611	12,872,143	1.3
South Dakota	60	784,298	0.1
Tennessee	1,014	18,543,107	1.8
Texas	5,584	92,648,352	9.0
Utah	200	3,313,296	0.3
Vermont	64	954,994	0.1
Virginia	1,884	31,741,537	3.1
Washington	2,040	30,641,331	3.0
West Virginia	217	3,395,422	0.3
Wisconsin	881	14,602,979	1.4
Wyoming	59	718,774	0.1
Other	506	9,879,562	1.0

Total	59,101	$1,029,375,677	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	36,062	$530,587,504	51.5%
Other Repayment Options(1)	23,039	498,788,172	48.5

Total	59,101	$1,029,375,677	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,360 loans with an aggregate outstanding principal balance of $80,396,367 currently in an interest-only period.  These interest-only loans represent approximately 7.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	29,247	$458,809,86	44.6%
Unsubsidized	29,854	570,565,816	55.4

Total	59,101	$1,029,375,677	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	219	$4,703,040	0.5%
October 1, 1993 through June 30, 2006	58,882	1,024,672,636	99.5
July 1, 2006 and later	0	0	0.0

Total	59,101	$1,029,375,677	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	3,145	$41,934,105	4.1%
College Assist	50	588,228	0.1
Educational Credit Management Corporation	1,375	27,150,113	2.6
Great Lakes Higher Education Corporation	576	15,271,755	1.5
Illinois Student Assistance Commission	2,857	39,415,489	3.8
Iowa College Student Aid Commission	304	3,788,097	0.4
Kentucky Higher Education Assistance Authority	224	4,058,277	0.4
Louisiana Office Of Student Financial Assistance	603	8,502,273	0.8
Michigan Guaranty Agency	1,114	17,884,653	1.7
Montana Guaranteed Student Loan Program	5	95,686	*
New Jersey Higher Education Student Assistance Authority	1,350	18,810,749	1.8
New York State Higher Education Services Corporation	5,787	91,147,932	8.9
Northwest Education Loan Association	5,915	87,646,708	8.5
Oklahoma Guaranteed Student Loan Program	1,551	24,629,542	2.4
Pennsylvania Higher Education Assistance Agency	4,893	79,141,133	7.7
Student Loan Guarantee Foundation of Arkansas	222	3,361,930	0.3
Tennessee Student Assistance Corporation	807	12,591,397	1.2
Texas Guaranteed Student Loan Corporation	5,277	87,509,408	8.5
United Student Aid Funds, Inc.	23,046	465,848,201	45.3
Total	59,101	$1,029,375,677	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75

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percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4